EXHIBIT 99.3


BEAR STEARNS

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                      May 26, 2006

TO:                        Citibank, N.A., New York Branch
ATTENTION:                 Phil Sears
TELEPHONE:                 212-723-1145
FACSIMILE:                 212-723-8604

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8279 - Amended

This Confirmation and Agreement is amended and supersedes all previous
----------------------------------------------------------------------
Confirmations and Agreements regarding this Transaction.
--------------------------------------------------------

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Citibank, N.A., New York Branch ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation, except as expressly modified below. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:       Rate Cap

     Notional Amount:           With respect to any Calculation Period, the
                                amount set forth for such period in Schedule I attached hereto

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 2 of 12


       Trade Date:              May 19, 2006

       Effective Date:          May 30, 2006

       Termination Date:        July 25, 2011

       Fixed Amount (Premium):

           Fixed Rate Payer:    Counterparty

           Fixed Rate Payer
           Payment Date:        May 30, 2006

           Fixed Amount:        USD ^654,500
                                    --------

     Floating Amounts:

           Floating Rate Payer: BSFP

           Cap Rate:            5.60000%

           Floating Rate Payer
           Period End Dates:    The 25th calendar day of each month
                                during the Term of this Transaction,
                                commencing June 25, 2006 and ending on the Termination Date, with No Adjustment.

           Floating Rate Payer
           Payment Dates:       Early Payment shall be applicable. The
                                Floating Rate Payer Payment Dates shall be two
                                Business Days preceding each Floating Rate
                                Payer Period End Date.

           Floating  Rate
           Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.10000% then the Floating Rate for such Calculation Period shall be deemed to be 9.10000%.

              Designated
              Maturity:         One month

              Floating Rate Day
              Count Fraction:   30/360

              Reset Dates:      The first day of each Calculation Period.

              Compounding:      Inapplicable

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 3 of 12

       Business Days:           New York

       Business Day Convention: Following

3.     Additional Provisions:   Each party hereto is hereby advised and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 4 of 12

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:


Party required to deliver             Form/Document/                     Date by which to
document                              Certificate                        be delivered
BSFP and the Counterparty             Any document required or           Promptly after the earlier of
                                      reasonably requested to allow      (i) reasonable demand by
                                      the other party to make            either party or (ii) learning
                                      payments under this Agreement      that such form or document is
                                      without any deduction or           required
                                      withholding for or on the
                                      account of any Tax or with
                                      such deduction or withholding
                                      at a reduced rate


(2) Other documents to be delivered are:


Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 5 of 12

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

                         of the delivering party or
                         its Credit Support Provider,
                         if any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York 10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 6 of 12

     with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

     Address for notices or communications to the Counterparty:

            Address:    Citibank, N.A.
                        390 Greenwich Street - 6th Floor
            Attention:  Phil Sears
            Facsimile:  212-723-8604
            Phone:      212-723-1145

            (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                   BSFP appoints as its
                   Process Agent:            Not Applicable

                   The Counterparty appoints
                   as its Process Agent:     Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 7 of 12

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.


(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

     The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 8 of 12

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

            (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  Payments to BSFP:
                                Citibank, N.A., New York

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 9 of 12

                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                [Please provide]


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       Name: Annie Manevitz
       Title:  Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

CITIBANK, N.A., NEW YORK BRANCH



By:   /s/ Frank A. Licciardello
       As authorized agent or officer for Citibank, N.A.

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 10 of 12

       Name: Frank A. Licciardello
       Title: Authorized Signatory

lm/am

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 11 of 12


                                  SCHEDULE I

                                                                Notional Amount
From and Including                To but excluding                   (USD)
------------------                ----------------                   -----
  Effective Date                      6/25/2006                   ^174,743,000
    6/25/2006                         7/25/2006                   172,133,878
    7/25/2006                         8/25/2006                   169,125,795
    8/25/2006                         9/25/2006                   165,723,081
    9/25/2006                        10/25/2006                   161,931,312
    10/25/2006                       11/25/2006                   157,757,407
    11/25/2006                       12/25/2006                   153,209,623
    12/25/2006                        1/25/2007                   148,297,543
    1/25/2007                         2/25/2007                   143,032,054
    2/25/2007                         3/25/2007                   137,425,323
    3/25/2007                         4/25/2007                   131,490,765
    4/25/2007                         5/25/2007                   125,243,001
    5/25/2007                         6/25/2007                   118,929,065
    6/25/2007                         7/25/2007                   113,695,523
    7/25/2007                         8/25/2007                   108,644,883
    8/25/2007                         9/25/2007                   103,775,127
    9/25/2007                        10/25/2007                    99,084,214
    10/25/2007                       11/25/2007                    94,570,076
    11/25/2007                       12/25/2007                    90,230,623
    12/25/2007                        1/25/2008                    86,063,742
    1/25/2008                         2/25/2008                    82,067,296
    2/25/2008                         3/25/2008                    78,239,124
    3/25/2008                         4/25/2008                    74,577,044
    4/25/2008                         5/25/2008                    71,078,850
    5/25/2008                         6/25/2008                    67,742,316
    6/25/2008                         7/25/2008                    64,565,191
    7/25/2008                         8/25/2008                    61,545,209
    8/25/2008                         9/25/2008                    58,680,077
    9/25/2008                        10/25/2008                    55,967,487
    10/25/2008                       11/25/2008                    53,405,111
    11/25/2008                       12/25/2008                    50,905,630
    12/25/2008                        1/25/2009                    48,468,020
    1/25/2009                         2/25/2009                    46,091,267
    2/25/2009                         3/25/2009                    43,774,376
    3/25/2009                         4/25/2009                    41,516,366
    4/25/2009                         5/25/2009                    39,316,268
    5/25/2009                         6/25/2009                    37,173,131
    6/25/2009                         7/25/2009                    35,086,016
    7/25/2009                         8/25/2009                    33,053,997
    8/25/2009                         9/25/2009                    31,076,165
    9/25/2009                        10/25/2009                    29,151,622

Reference Number: FXNEC8279 - Amended
Citibank, N.A., New York Branch
May 26, 2006
Page 12 of 12

    10/25/2009                       11/25/2009                    27,279,484
    11/25/2009                       12/25/2009                    25,458,880
    12/25/2009                        1/25/2010                    23,688,953
    1/25/2010                         2/25/2010                    21,968,856
    2/25/2010                         3/25/2010                    20,297,758
    3/25/2010                         4/25/2010                    18,674,839
    4/25/2010                         5/25/2010                    17,099,291
    5/25/2010                         6/25/2010                    15,570,317
    6/25/2010                         7/25/2010                    14,087,135
    7/25/2010                         8/25/2010                    12,648,972
    8/25/2010                         9/25/2010                    11,255,068
    9/25/2010                        10/25/2010                     9,904,673
    10/25/2010                       11/25/2010                     8,597,049
    11/25/2010                       12/25/2010                     7,331,470
    12/25/2010                        1/25/2011                     6,107,219
    1/25/2011                         2/25/2011                     4,923,591
    2/25/2011                         3/25/2011                     3,779,892
    3/25/2011                         4/25/2011                     2,675,437
    4/25/2011                         5/25/2011                     1,609,553
    5/25/2011                         6/25/2011                       581,575
    6/25/2011                     Termination Date                    200,331